                                                                    Exhibit 99.2


                           PEOPLE'S BANCSHARES, INC.


                         Annual Meeting of Shareholders
                                  June 12, 2001

                                 MEETING AGENDA

-    Introduction & Call to Order

-    Formal business meeting to consider election of Directors

-    Adjournment of Formal Business Meeting

-    Management Presentation

-    Question and Answer Period

                             MANAGEMENT PRESENTATION

-    Discussion of regulatory developments

-    Progress in addressing regulatory concerns

-    Financial presentation

-    Recent developments and strategic initiatives

                            REGULATORY DEVELOPMENTS


- June 27, 2000 Memorandum of Understanding "MOU" with FDIC and Massachusetts Bank Commissioner

-    December 5, 2000 Written Agreement with the Federal Reserve Bank

                             PROVISIONS OF THE "MOU"

- Develop plans to reduce holdings of trust preferred securities to less than 100% of Tier 1 leverage capital

-    Reassess management and staffing needs

-    Develop revised strategic and capital plans

-    Achieve and maintain Bank Only minimum Tier 1 leverage capital of 6.5%

                             PROVISIONS OF THE "MOU"

- Improve the quality of the investment portfolio and investment administration

-    Improve Liquidity

-    Develop a plan to reduce concentration of adversely classified assets

- Develop a plan for reducing interest rate risk exposure and other operational issues

                     PROVISIONS OF THE FRB WRITTEN AGREEMENT

- Company must obtain prior approval to declare or pay dividends on its common stock

- Company must obtain prior approval to make interest payments on its trust preferred securities

- Company must maintain a consolidated Tier 1 leverage capital ratio of not less than 5.0%

                          REGULATORY AGREEMENT PROGRESS

-    All required plans have been submitted

-    All investments re-classified to available-for-sale

-    Completed internal risk-rating system

-    Reduced holdings of trust preferred securities

-    Identified opportunities to further reduce balance sheet risk

                          REGULATORY AGREEMENT PROGRESS

-    All required plans have been submitted

-    All investments re-classified to available-for-sale

-    Completed internal risk-rating system

-    Reduced holdings of trust preferred securities

-    Identified opportunities to further reduce balance sheet risk

                          REGULATORY AGREEMENT PROGRESS

-    Received FRB prior approval to pay interest on capital trust securities

- Achieved Consolidated Tier 1 leverage capital of 6.07% at March 31st (requirement of 5.0%)

- Achieved Bank Only Tier 1 leverage capital of 6.73% at March 31st (requirement of 6.5%)

                       REVISED OPERATING POLICIES & PLANS

-    Revised Policies and Plans:

     -    Revised Management Plan (January 2001)

          -    New CFO, (November 2000)

          -    New Treasurer, (March 2001)

     -    Revised Strategic Plan, (May 2001)

     -    Adopted revised asset quality and investment policies
          (November/December 2000)

                       REVISED OPERATING POLICIES & PLANS

-    Revised Policies and Plans (Continued):

     -    Revised liquidity and funds management policy (November/December 2000)

     -    Revised interest rate risk policy (November/ December 2000)

     -    Revised Capital Plan (May 2001)

     - Revised Plan to reduce concentration in trust preferred securities and adversely classified assets (May 2001)

                             FINANCIAL PRESENTATION

                                  James K. Hunt
                             Chief Financial Officer

                           BALANCE SHEET RESTRUCTURING

-    Balance sheet restructuring program necessary to:

     -    Enhance liquidity

     -    Improve capital ratios

     -    Reduce portfolio price volatility

     -    Reduce concentration in trust preferreds

     -    Reduce overall interest rate risk

                           BALANCE SHEET RESTRUCTURING

-    Aggressive first quarter deleveraging:

     - Sold $71 million of callable agency zero coupon bonds (52% of holdings)

     -    Sold $15 million of purchased loans not eligible for FHLB collateral

     -    Sold $78 million of CMO's (95% of high risk mortgage securities)

     - Sold $23 million of trust preferreds, corporate bonds & various odd lot holdings

                         2001 INTEREST RATE ENVIRONMENT


                    Dec-00   Jan-01    Feb-01    Mar-01    Apr-01    May-01
                    ------   -----     ------    ------    ------    ------
10 year treasury    5.24%    5.16%     5.10%     4.89%     5.14%     5.39%
Fed funs            6.50%    5.50%     5.50%     5.00%     4.50%     4.00%

                              INVESTMENT PORTFOLIO TRENDS
                                     (In millions)

                    12/31/99     12/31/00       3/31/01
                    --------     --------       -------
MTG BACKED            $272         $215           $117
TRUST PFDS            $141         $144           $127
ZEROS                 $110         $135           $ 61
OTHER                 $ 45         $ 40           $ 35

                                      LOANS
                                  (In Millions)

                    12/31/99    12/31/00     3/31/01
                    --------    --------     -------
RESIDENTIAL R/E      $301         $279        $252
COMM'L & COMM'L R/E  $111         $112        $112
CONSUMER & OTHER     $  5         $  7        $  6

                              STRONG ASSET QUALITY
                                 (In Thousands)


                      12/31/99     12/31/00       3/31/01
                      --------     --------       -------
Loan Loss Reserve      $4,096       $4,182         $4,139
Nonperforming Loan     $  503       $  373         $  350

                                    DEPOSITS
                                  (In Millions)


                              12/31/99     12/31/00       3/31/01
                              --------     --------       -------
Non-certificate accounts        $222         $252           $285
Certificates and other          $179         $207           $188
Municipal certificates          $161         $166           $123

                                   BORROWINGS
                                  (In Millions)


                      12/31/99     12/31/00       3/31/01
                      --------     --------       -------
Short-term             $ 40         $ 49            $  0
Repos                  $ 75         $ 84            $ 84
Long-term FHLB         $333         $198            $198

                              BOOK VALUE PER SHARE

                           12/99        12/99
                         REPORTED     ADJUSTED       12/31/00     3/31/01
                         --------     --------       --------     -------
Net Book Value           $12.27        $4.39          $5.51        $9.96
Net Unrealized losses    $ 0.49        $8.37          $8.76        $4.63

                               EARNINGS PER SHARE


                         3/00      6/00      9/00      12/00     3/01
                         -----     -----     -----     -----     ----
Net Income               $0.67     $0.73     $0.76     $0.36     $0.36
Net Securities Losses       --        --        --     $0.25     $0.19

                      STOCKHOLDERS' EQUITY TO TOTAL ASSETS


                          12/99       12/99     12/00   3/01
                       (Reported)  (Adjusted)
                       ----------  ----------   -----   ----
                          3.82%       1.21%     1.77%   3.44%

                              FINANCIAL OBJECTIVES

-    Resolve regulatory concerns

-    Orderly liquidation of trust preferreds

-    Reduce high cost long-term debt

-    Further deleverage balance sheet

                              FINANCIAL OBJECTIVES

-    Develop strong capital ratios

-    Develop predictable and reliable core earnings stream

-    Improve gross income and efficiency

-    Maintain asset quality

-    Closing Comments


                             Richard S. Straczynski
                                President and CEO

                        PEOPLE'S REMAINS WELL POSITIONED

-    An attractive loan portfolio

-    An attractive deposit mix and share:

     -    # 4 deposit share in Bristol County

     -    #10 deposit share in Plymouth County

-    Strong loan quality

-    Profitable mortgage subsidiary with a healthy backlog

                               RECENT DEVELOPMENTS

-    Improved liquidity

-    Reduced investment portfolio risk

-    Strategic and Capital Plans in place

-    Engagement of Fox-Pitt, Kelton as investment bankers

-    Reactivation of Merger & Acquisition Committee

-    Conclusion of Proxy Contest

                              STRATEGIC INITIATIVES

-    To run a good bank and restore analyst/investor confidence

-    To exit the regulatory "dog house"

-    To build a strong balance sheet and reliable earnings stream

-    To restore common stock dividends

-    To pursue strategic alternatives

-    To promote the positives

-    Questions and Answers

                           FORWARD-LOOKING STATEMENTS

- Certain forward-looking statements may have been made today. Forward-looking statements should not be relied upon since they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company, and may cause the Company's actual performance, results or achievements to differ materially from those expressed or implied by such forward-looking statements. Risk factors which could result in material variations include, without limitation, those factors set forth in the Company's various filings with the Securities and Exchange Commission and general economic conditions.